Selected aggregate mortgage pool data

	Weighted Average	Min	Max
1st Lien
2nd Lien
with silent seconds
Gross Coupon	8.481
Original LTV	81
Original CLTV
Original CLTV with silent seconds	84.43
FICO	604.94
DTI	42.99
ARM %	95.13
FRM %	4.87
Loan size	197,965.40

table 1	Range of credit scores	Number of Loans	Aggregate Principal Balance	% of Deal	% California	% Ohio	% Michigan	% IOs	% Neg Am	WA FICO	WA LTV	WA CLTV	% Investor	% PMI
	400 - 424
	425 - 449
	450 - 474
	475 - 499	1	169600	0.02	0	0	0	0	0	486	80	80	0	0
	500 - 524	315	65193873.69	6.37	17.99	2.5	3.19	0	0	512.63	75.69	75.87	1.17	0
	525 - 549	336	72560063.26	7.08	17.78	1.19	2.63	0	0	538.28	76.04	76.3	0.47	0
	550 - 574	517	107749654.9	10.52	21.59	1.29	1.65	0	0	564.48	77.4	78.26	3.74	0
	575 - 599	1262	214298138.1	20.92	21.63	1.78	3.32	7.39	0	587.35	80.58	85.88	2.16	0
	600 - 624	1069	208367350.9	20.34	22.28	1.84	1.79	12.27	0	611.89	81.9	85.4	6.18	0
	625 - 649	875	178123082.6	17.39	24.6	1.28	2.21	12.8	0	636.37	83.99	87.57	8.77	0
	650 - 674	539	115905845	11.32	28.01	1.58	1.33	17.42	0	661.2	83.23	87.88	7.83	0
	675 - 699	157	37815184.29	3.69	40.71	0.63	1.51	22.27	0	682.82	84.86	90.4	15.21	0
	700 - 724	39	11327827.16	1.11	28.7	0.25	0	47.55	0	712.18	85.43	92.26	9.01	0
	725 - 749	21	6154843.35	0.6	38.9	0	0	48.36	0	735.25	85.24	93.07	1.58	0
	>750	10	2727576.44	0.27	18.08	0	0	0	0	777.39	85.67	90.93	35.07	0

table 2	CLTV (with silent seconds)	Number of Loans	Aggregate Principal Balance	% of Deal	% California	% Ohio	% Michigan	% IOs	% Neg Am	WA FICO	WA LTV	WA CLTV	% Investor	% PMI
	< 15.00
	15.01 - 20.00	4	385000	0.04	25.97	0	0	0	0	614.16	17.72	17.72	28.57	0
	20.01 - 25.00	6	649474.18	0.06	0	0	0	19.41	0	614.9	23.32	23.32	0	0
	25.01 - 30.00	12	2369610.41	0.23	25.07	0	0	0	0	575.43	27.94	28.24	14.77	0
	30.01 - 35.00	16	3112739.52	0.3	12.75	0	0	0	0	565.85	32.71	32.71	0	0
	35.01 - 40.00	12	1467972.01	0.14	56.3	0	4.53	0	0	571.79	38.08	38.08	0	0
	40.01 - 45.00	27	4767483.08	0.47	33.22	0	0	10.84	0	576.93	42.45	42.45	7.31	0
	45.01 - 50.00	44	8016465.49	0.78	31.74	0	0.72	1.62	0	583.26	48.36	48.39	4.37	0
	50.01 - 55.00	60	13885538.62	1.36	28.05	0	1.15	9.04	0	594.89	52.97	52.97	2.63	0
	55.01 - 60.00	102	23638664.1	2.31	31.46	0.85	0.43	7.51	0	589.03	58.06	58.06	2.49	0
	60.01 - 65.00	198	50402526.77	4.92	27.3	0.31	0.72	5.76	0	583.36	63.57	63.59	3.3	0
	65.01 - 70.00	246	70131429.82	6.85	23.45	0.28	1.03	12.38	0	584.86	68.86	68.86	4.75	0
	70.01 - 75.00	286	79109466.95	7.72	36.22	0.92	2.96	11.67	0	590.24	74.16	74.16	6.56	0
	75.01 - 80.00	621	162509988	15.87	24.19	0.68	1.52	7.77	0	590.23	79.4	79.5	4.5	0
	80.01 - 85.00	335	90002082.26	8.79	25.9	0.68	1.56	9.02	0	606.87	84.42	84.42	9.17	0
	85.01 - 90.00	603	160273476.4	15.65	20.43	1.59	2.43	7.65	0	614.02	89.39	89.62	10.85	0
	90.01 - 95.00	509	110441190.3	10.78	22.67	3.43	2.39	9.15	0	611.6	93.08	94.59	8.82	0
	95.01 - 100.00	2088	242210192.8	23.65	17.46	2.82	3.48	13.81	0	624.23	86.4	99.97	0.11	0
	> 100.00	5	809760	0.08	0	0	27.56	0	0	634.26	94.01	105.24	0	0

table 3	DTI	Number of Loans	Aggregate Principal Balance	% of Deal	% California	% Ohio	% Michigan	% IOs	% Neg Am	WA FICO	WA LTV	WA CLTV	% Investor	% PMI
	<= 0.00	21	3848270	0.38	13.16	10.18	1.99	0	0	619.54	79.81	81.05	1.43	0
	0.01 - 5.00	3	805000	0.08	0	0	0	0	0	605.32	89.07	100	0	0
	5.01 - 10.00	12	2501040	0.24	40.58	0	0	25.59	0	624.11	86.12	93.64	30.6	0
	10.01 - 15.00	29	5468049.75	0.53	2.27	1.89	1.83	0	0	620.97	78.77	79.5	36.29	0
	15.01 - 20.00	83	12009405.96	1.17	16.98	4.25	2.7	1.72	0	596.32	79.97	82.48	16.12	0
	20.01 - 25.00	188	27627402.13	2.7	11.05	2.39	3.22	5.06	0	602.42	77.18	79.67	9.5	0
	25.01 - 30.00	273	46898731.47	4.58	13.97	2.01	1.33	5.2	0	599.5	80	83.17	8.97	0
	30.01 - 35.00	547	89951347.75	8.78	16.04	2.73	2.4	8.32	0	600.72	80.73	84.34	7.01	0
	35.01 - 40.00	751	146272092.8	14.28	21.27	1.76	2.72	10.64	0	607.99	79.57	82.46	5.67	0
	40.01 - 45.00	1023	210127667.1	20.52	22.54	1.62	1.89	13.11	0	608.71	80.93	84.41	3.64	0
	45.01 - 50.00	1078	230151765.2	22.47	27.42	1.04	2.56	8.56	0	604.79	81.8	85.17	4.33	0
	50.01 - 55.00	917	196706877.1	19.21	28.01	1.05	1.79	10.37	0	602.28	81.86	85.74	4.69	0
	55.01 - 60.00	249	51815411.42	5.06	28.03	1.25	2.64	11.23	0	603.61	82.04	86.18	4.26	0

table 4	Loan purpose	Number of Loans	Aggregate Principal Balance	% of Deal	% California	% Ohio	% Michigan	% IOs	% Neg Am	WA FICO	WA LTV	WA CLTV	% Investor	% PMI
	Cash Out Refi	2378	617054906.1	60.25	28.44	1.1	2.04	9.92	0	599.39	78.02	78.83	5.54	0
	Purchase	2457	334698206.9	32.68	15.54	2.21	2.44	10.39	0	617.59	86.26	94.81	5.38	0
	Rate/Term Refi	339	72429947.73	7.07	15.76	2.74	2.94	7.13	0	593.76	82.03	84.17	4.17	0

table 5	Occupation type	Number of Loans	Aggregate Principal Balance	% of Deal	% California	% Ohio	% Michigan	% IOs	% Neg Am	WA FICO	WA LTV	WA CLTV	% Investor	% PMI
	Investor	288	55235983.75	5.39	16.56	1.43	1.56	0.34	0	632.77	83.48	83.48	100	0
	Owner Occupied	4832	951838233.4	92.94	23.86	1.62	2.22	10.61	0	602.71	80.81	84.48	0	0
	Second Home	54	17108843.53	1.67	15.51	0	5.11	0	0	638.27	83.32	84.73	0	0

table 6	Documentation type	Number of Loans	Aggregate Principal Balance	% of Deal	% California	% Ohio	% Michigan	% IOs	% Neg Am	WA FICO	WA LTV	WA CLTV	% Investor	% PMI
	Full Documentation	3713	624033811.3	60.93	21.23	2.29	2.9	9.55	0	599.65	82.91	87.56	3.27	0
	Stated Documentation	1431	392549484.4	38.33	26.65	0.49	1.19	10.39	0	612.85	77.94	79.45	8.74	0
	No Documentation	21	5460695	0.53	24.84	0	0	15.27	0	616.79	81.89	85.13	9.2	0
	Lite Documentation	9	2139070	0.21	23.68	0	3.58	0	0	662.85	83.35	83.35	0	0

table 7	Property type	Number of Loans	Aggregate Principal Balance	% of Deal	% California	% Ohio	% Michigan	% IOs	% Neg Am	WA FICO	WA LTV	WA CLTV	% Investor	% PMI
	SF	4104	775662257.5	75.73	25.46	1.89	2.68	9.25	0	602.34	80.92	84.27	3.63	0
	PUD	496	115599322.8	11.29	19.54	0.65	0.11	16.28	0	608.3	82.55	86.78	3.4	0
	Condomium	273	48146217.88	4.7	21.57	1.17	2.92	12.39	0	619.72	83.1	87.77	9.37	0
	2 - 4 Family	301	84775262.46	8.28	9.99	0.27	0.65	5.54	0	615.63	78.4	80.81	22.02	0
	Manufactured housing
	Townhouse

table 8	IO's	Number of Loans	Aggregate Principal Balance	% of Deal	% California	% Ohio	% Michigan	% IOs	% Neg Am	WA FICO	WA LTV	WA CLTV	% Investor	% PMI
	N	4875	922991970.7	90.12	21	1.67	2.37	0	0	601.21	81.06	84.21	5.96	0
	Y	299	101191090	9.88	44.55	0.7	0.96	100	0	638.78	80.39	86.42	0.19	0

table 9	IO Term	Number of Loans	Aggregate Principal Balance	% of Deal	% California	% Ohio	% Michigan	% IOs	% Neg Am	WA FICO	WA LTV	WA CLTV	% Investor	% PMI
	No	4875	922991970.7	90.12	21	1.67	2.37	0	0	601.21	81.06	84.21	5.96	0
	24
	36
	60	299	101191090	9.88	44.55	0.7	0.96	100	0	638.78	80.39	86.42	0.19	0
	>60

table 10	Prepayment penalty	Number of Loans	Aggregate Principal Balance	% of Deal	% California	% Ohio	% Michigan	% IOs	% Neg Am	WA FICO	WA LTV	WA CLTV	% Investor	% PMI
	0	1778	292454117.4	28.55	6.31	0.46	0.04	5.48	0	605.43	81.8	84.31	6.22	0
	12	286	96837798.15	9.46	8.91	0	0	11.66	0	608.32	77	79.48	4.68	0
	24	2869	582276323.1	56.85	32.39	2.31	3.61	11.46	0	602.56	81.37	85.45	5.26	0
	30	1	162000	0.02	0	0	0	0	0	642	90	90	0	0
	36	240	52452821.96	5.12	44.35	2.64	3.32	13.67	0	622.02	79.78	82.92	3.63	0
	60

table 11	Loan size	Number of Loans	Aggregate Principal Balance	% of Deal	% California	% Ohio	% Michigan	% IOs	% Neg Am	WA FICO	WA LTV	WA CLTV	% Investor	% PMI
	0.00 - 100.000	1643	91256000.84	8.91	5.42	5.03	6.83	0.43	0	604.82	88.87	92.51	6.05	0
	100.001 - 200.000	1613	237124994.6	23.15	6.33	3.83	4.19	4	0	595.68	80.19	85.21	6.74	0
	200.001 - 300.000	878	217965415.7	21.28	16.61	0.91	1.63	10.02	0	601.48	79.5	84.05	4.94	0
	300.001 - 400.000	521	180310700.2	17.61	30.86	0	1.01	12.6	0	606.34	80.62	83.26	5.41	0
	400.001 - 500.000	242	107383646	10.48	37.82	0	0	14.25	0	610.92	81.18	83.88	5.42	0
	500.001 - 600.000	129	70663071.64	6.9	48.5	0.72	0.81	14.57	0	615.06	83.18	84.93	2.95	0
	600.001 - 700.000	61	39504220.57	3.86	32.36	0	0	21.57	0	614.82	81.72	82.69	3.36	0
	700.001 - 800.000	38	28709705.03	2.8	45.42	0	2.61	13.25	0	618.97	84.02	84.73	7.77	0
	> 800.001	49	51265306.12	5.01	51.56	0	0	17.24	0	615.5	72.78	73.79	3.44	0

table 12	Geographic distribution	Number of Loans	Aggregate Principal Balance	% of Deal	% IOs	% Neg Am	WA FICO	WA LTV	WA CLTV	% Investor	% PMI
	California	684	238942621.8	53.62	18.87	0	612.28	79.51	82.16	3.83	0
	Florida	625	120133633.9	26.96	9.16	0	602.64	80.24	83.3	6.36	0
	Ohio	158	16170437.97	3.63	4.4	0	598.3	86.78	92.54	4.89	0
	Michigan	207	22879524.89	5.13	4.26	0	593.46	84.12	89.56	3.76	0
	Texas	468	47519433.6	10.66	0.8	0	584.15	86.69	91.92	6.62	0

Credit Suisse

11 Madison Avenue

New York, New York 10010

www.credit-suisse.com

6/16/2006 14:53

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